EXHIBIT 10.14



         FIRST AMENDMENT TO PURCHASE, SALE AND PARTICIPATION AGREEMENT

     This First Amendment to Purchase, Sale and Participation Agreement (this "First Amendment"), is dated as of April 30, 2013, by and between 5 JAB, INC., a corporation ("Seller"), and Three Forks, Inc. a corporation ("Buyer"). Seller and Buyer are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                    RECITALS

     WHEREAS,  Buyer and Seller  entered  into that certain  Purchase,  Sale and
Participation   Agreement,   dated  as  of  February  27,  2013  (the  "Purchase
Agreement"); and

     WHEREAS, Buyer and Seller desire to amend the Purchase Agreement, as provided herein. Capitalized terms used but not otherwise defined herein shall have the meanings attributed to them in the Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein and in the Purchase Agreement, Buyer and Seller hereby agree as follows:

                            AGREEMENT AND AMENDMENT

     1.  Additional  Wells.  The following  wells are hereby added to Exhibit A.
Part 2 - Wells attached to the Purchase Agreement, for all purposes:

              WELL                                                     WI SOLD
WELL NAME    NUMBER    API NUMBER       COUNTY     STATE    SELLER WI  TO BUYER
-------------------------------------------------------------------------------
Vastar Fee    I R    42-457-30511-00     Tyler        TX        100%      75%
-------------------------------------------------------------------------------
Vastar Fee    2 SWD  42-457-30508-00     Tyler        TX        100%      75%
-------------------------------------------------------------------------------

All of the above wells are located in Abstract 22, Norman Hurd Survey, Tyler County, Texas.

     2. Purchase Price. The amount of fifty thousand and 00/100 dollars ($50,000.00) shall be added to the Purchase Price. As amended hereby, the unadjusted Purchase Price pursuant to the Purchase Agreement shall be three million eight hundred thousand and 00/100 dollars ($3,800,000.00), which shall be subject to the adjustment procedures set forth in the Purchase Agreement.

     3. Effective Date. Pursuant to that certain letter dated April 19, 2013, from Buyer to Seller, the parties extended the Closing Date to May 15, 2013. Notwithstanding such extension of the Closing Date, or anything in Section 2.8 of the Purchase Agreement to the contrary, the Effective Date for the sale of the Properties described in Section 1.1 of the Purchase Agreement (as amended hereby), shall remain May 1, 2013.

     4. References. All references to the Purchase Agreement in any document, instrument, agreement, or writing delivered pursuant to the Purchase Agreement (as amended hereby) shall hereafter be deemed to refer to the Purchase Agreement as amended hereby.

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     5.  Counterparts.  This First  Amendment  may be  executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or e-mail transmission shall be deemed an original signature hereto.

     6. Ratification. The terms of this First Amendment supersede any conflicting terms in the Purchase Agreement. In all other respects, the Purchase Agreement, as amended hereby, is hereby adopted, ratified, and confirmed by Buyer and Seller. All references to the Purchase Agreement in any assignment or other instrument delivered in connection with the transaction(s) contemplated hereby shall refer to the Purchase Agreement as so amended. Signature pages follow


                             Signature pages follow


























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     IN WITNESS  WHEREOF,  the parties have executed this First  Amendment as of the date first written above.


                                                SELLER:

                                                Five J.A.B., Inc.


                                                By: /s/ James A. Bohannon, Jr.
                                                --------------------------------
                                                James A. Bohannon, Jr.
                                                President



                                                BUYER:

                                                Three Forks, Inc.



                                                By: /s/ W. Edward Nichols
                                                --------------------------------
                                                Edward Nichols
                                                Chairman and Counsel




























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